Exhibit 10.23

[LOGO OF GLOBAL CROSSING]	Contract Reference Number: 4701

This offer is voidable by Global Crossing if not signed by Customer and returned to Global Crossing by August 30, 2003.

AMENDMENT TO AGREEMENT FOR RETAIL UNITED STATES SERVICES

This is an Amendment to the Retail Competitive Services Agreement (“Agreement”) between Global Crossing Telecommunications, Inc., located at 1080 Pittsford-Victor Road, Pittsford, NY 14534 (“Global Crossing”) and Callwave located at 136 West Canon Perdido Street, Santa Barbara, CA 93101 (the “Customer”):

1. Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2. Customer agrees that the Initial Term of this Agreement shall remain the same.

3. Global Crossing agrees to extend to Customer certain modified pricing reflected in Attachment 2 of the Initial Agreement. Attachment 2 attached hereto and made a part hereof the former Attachment 2. Attachment 2 includes modified pricing for Canadian Origination. Customer agrees to such modified pricing and agrees to make this Amendment part of the Agreement.

4. The Monthly Minimum Charge under the Agreement shall remain the same.

5. The remainder of the Agreement and any other modifications thereto executed in writing between the Parties are not modified by this Amendment and remain in full force and effect.

6. This Amendment is binding on Global Crossing only on the date that it is signed by the executive who has authority for special pricing within Global Crossing’s Business Services Division corporate staff.

Callwave		Global Crossing Telecommunications, Inc.

By:	/s/ DAVID S. TRANDAL	By:	/s/ SCOTT HENRY

Printed Name:	David S. Trandal	Printed Name:	Scott Henry

Title:	Vice-President Operations	Title:	Manager Special Pricing

Date:	7/29/03	Date:	7/29/03

Account Number: 0204134161

1

GLOBAL CROSSING/CUSTOMER—CONFIDENTIAL

© GlobalCrossing2001

DE 07/18/03

[LOGO OF GLOBAL CROSSING]	Attachment 2

Approved pricing for: Callwave		Contract Reference Number: 4701

This offer is voidable by Global Crossing if not signed by Customer and returned to Global Crossing by August 30, 2003

Canadian Origination

Dedicated Base Rate	Approved Discount	Dedicated Net Rate	Switched Base Rate	Approved Discount	Switched Net Rate

[*]	[*]	[*]	[*]	[*]	[*]

1.) The above rates do not include local access, taxes and/or surcharges.

Customer Initials: /s/ DT

Global Crossing Initials: /s/ SH

[*] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.